Taylor Capital Group
Third Quarter 2010 Earnings Call

Details for Conference Call: 800-561-2731 code 67310484

Internet Audio Broadcast: www.taylorcapitalgroup.com

TaylorCapitalGroup

Exhibit 99.1

Forward-Looking Statement
Forward-Looking Statements. Certain statements made throughout this document that are not historical facts may contain forward-looking statements regarding the Company’s future plans, objectives and future performance. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,”
“potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “targeting,” “ongoing,” “expects,
“contemplates”, “intends” and similar words or phrases. These statements are predictions and involve estimates, known and unknown risks, assumptions and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements are necessarily only estimates of future results, and there can be no assurance that actual results will not differ materially from expectations, and, therefore, you are cautioned not to place undue reliance on any such statements. Any forward-
looking statements are qualified in their entirety by reference to the risk factors and other information discussed throughout the private placement memorandum.
Data.  The market data, information and opinions that are contained herein have been compiled or arrived at by us from third party sources. Information with respect to other financial institutions has been drawn from publicly available sources.  We have not independently verified any the data obtained from these sources, and we cannot assure you of the accuracy or completeness of the data.
All information is subject to change without notice.  This presentation is for the assistance of recipients only, but is not to be relied upon as authoritative and is not to be substituted for the exercise of one's own judgment. We accept no responsibility for any use of this information.

Agenda
Summary and Questions & Answers
Results of Operations and Balance Sheet Highlights: Randy
Conte, CFO and COO
Third Quarter 2010 Highlights: Progress on ‘Fix and Grow’
Strategy: Mark Hoppe, President and CEO

Third Quarter 2010 Financial Highlights

TaylorCapitalGroup

$40,000
$20,000
$0
($20,000)
($40,000)
($60,000)
($80,000)
($100,000)
In thousands
($80,536)
($14,836)
($2,818)
($23,255)
($2,448)
($3,029)
($10,747)
($30,883)
$33,414
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

TaylorCapitalGroup

Taylor Capital Group posted net income of
$33.4 million in 3Q 2010
» Results due to:
• Securities gains of $32.8 million: minimized prepayment risk and interest rate sensitivity
• Income before income taxes excluding gains on the sale of investment securities was
$931,000
Net Income (Loss)

In thousands
$25,000
$20,000
$15,000
$10,000
$5,000
$0
($785)
$6,102
$11,614
$11,439
$15,152
$14,821
$14,194
$17,282
$20,597
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

Pre-tax, pre-provision earnings from core
operations increased 19.2% in Q3 2010
Pre-tax, Pre-provision Earnings from Core Operations*

*For a reconciliation to GAAP measures of pre-tax, pre-provision earnings from core operations, please see page 23 of this presentation.

Grow: key business lines driving earnings
power and diversification of revenue
• For 2010, through 3Q, added 67 new relationships
• Commitments as of 3Q 2010 are $2.1 billion and fundings are
$1.5 billion

Cole Taylor
Bank
Commercial
Banking
• For 2010, through 3Q, added 26 new relationships
• As of September 30, 2010, commitments are $653.6 million and fundings are $317.6 million
• Total loan fees collected through 3Q 2010 are $5.1 million
Cole Taylor
Business
Capital
• Generated revenues of $6.3 million in 3Q 2010
• Originated $242.2 million in mortgages in 3Q 2010
• Hired 119 FTEs through September 30, 2010
• Qualified in 17 states, with retail offices in 5 of those states
Cole Taylor
Mortgage

Headquartered in
Chicago
WA
OR
CA
ID
NV
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MI
IN
OH
KY
TN
MS
AL
GA
FL
SC
NC
WV
VA
PA
NY
VT
NH
ME
MA
RI
CT
NJ
DE
MD

TaylorCapitalGroup

Through Cole Taylor Business Capital and Cole Taylor Mortgage, the Bank operates in 18 states 8

Key Asset Quality Indicators

$225,000
$200,000
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$0
In thousands
$157,482
$118,419
$94,138
$39,063
$24,490
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
Nonperforming Assets
Nonperforming Loans
Allowance
Net Charge-offs
Other Real Estate Owned

TaylorCapitalGroup

Fix: Priority continues to be nonperforming loan reduction while pursuing best economic outcome; credit dynamics remain challenging 9

Comparison of Credit Quality Ratios			
	3Q 2010	2Q 2010	3Q 2009
Nonperforming Loans to Total Loans	3.90%	5.08%	5.65%
Nonperforming Assets to Total Assets	3.38%	3.98%	4.38%
Allowance to Total Loans	3.10%	3.31%	3.44%
Allowance to Nonperforming Loans	79.50%	65.10%	60.86%

TaylorCapitalGroup

Solid improvement in credit quality, compared to 2Q 2010 and 3Q 2009 10

$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
In thousands
$46,396
$31,052
$17,432
$12,232
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10
Residential Construction and Land
Commercial Real Estate Secured
Commercial Construction and Land
Commercial and Industrial

TaylorCapitalGroup

Significant nonaccrual reduction in residential construction and land; other portfolios stable 11 Nonaccrual Loans by Category

$500,000
$400,000
$300,000
$200,000
$100,000
$0
In thousands
$357,605
$430,102
$428,257
$453,067
$441,191
$406,306
$368,242
$381,050
$322,252
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10

TaylorCapitalGroup

Commercial watch list* down more than
$130MM from peak at 6/30/2009
*Commercial watch list of all criticized and classified loans (includes special mention, substandard, and nonaccrual loans) in commercial & industrial, commercial real estate, residential land and construction and commercial land and construction federal collateral codes. Excludes consumer loans.

Commercial Watch List of Criticized and Classified Loans*

$40,000
$30,000
$20,000
$10,000
$0
In thousands
$21,898
$24,414
$27,346
$30,380
$32,375
$32,810
$33,467
$34,678
$34,367
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

TaylorCapitalGroup

Net interest income down slightly due to the sale of investment securities Net Interest Income 14

4.0%
3.0%
2.0%
1.0%
0%
2.35%
2.37%
2.58%
2.76%
2.92%
3.10%
3.15%
3.17%
3.25%
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10

TaylorCapitalGroup

Net interest margin increased 8 bps over 2Q
2010; up 90 bps from low at 3Q 2008

Net Interest Margin (Tax Equivalent)*
*Adjustment reflects tax-exempt interest income on an equivalent before-tax basis assuming a tax rate of 35%.

In thousands
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$3,220
$3,484
$4,679
$4,542
$2,998
$3,777
$2,941
$6,016
$11,338
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
Mortgage Origination Revenue
Service Charges
Other Noninterest Income

TaylorCapitalGroup

Noninterest Income Excluding Gains or Losses on the Sale of Investment Securities 16 Noninterest income excluding securities gains up largely due to mortgage origination revenue

$50,000
$40,000
$30,000
$20,000
$10,000
$0
In thousands
$25,118
$25,903
$27,898
$21,796
$32,025
$20,411
$34,922
$23,483
$35,373
$20,221
$36,587
$21,766
$36,408
$22,214
$40,694
$23,412
$45,705
$25,108
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
Total Revenue
Noninterest Expense*

TaylorCapitalGroup

Core earnings strengthened through business
line growth and tight expense control

*For a reconciliation of revenue to GAAP measures, please see page 23 of this presentation; Noninterest expense quoted above is normalized for NPA expense.
Total Revenue* and Noninterest Expense Trends

Most significant change in the balance sheet
was sale of investment securities
»
Sold approximately $700 million of investment securities, largely mortgage backed securities, in the third quarter of 2010
• Total investment portfolio reduced $257.8 million as of 9/30/10
»
Minimized prepayment risk that threatened unrealized gains
»
Augmented Tier 1 capital by realizing the gains
»
Other assets and other liabilities increased due to the timing of investment securities sale and purchase transactions, respectively

12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0%
7.61%
10.22%
10.07%
9.67%
9.86%
9.79%
9.29%
9.34%
10.39%
6.0%
9/30/08
12/31/08
3/31/09
6/30/09
9/30/09
12/31/09
3/31/10
6/30/10
9/30/10

Capital Ratios

	3Q 2010
Total Capital (to Risk Weighted Assets)	14.15%
Tier 1 Capital (to Risk Weighted Assets)	10.39%
Leverage Ratio	8.04%

TaylorCapitalGroup

Tier 1 Total Risk Based Capital Ratio Trends 20 Capital ratios remain above regulatory definition for ‘well-capitalized’ banks

Net income of $33.4 million; core earning and
asset quality continuing to show improvement
»
Net income for 3Q 2010 was $33.4 million, compared to 2Q 2010 net loss of $30.9 million; results due to:
• $32.8 million of securities gains undertaken to minimize prepayment risk
• Increased pre-tax, pre-provision income over 2Q 2010
• Reduced provision and NPA expense over 2Q 2010
»
Solid improvement in the earnings power of the core business:
• 19.2% increase in pre-tax, pre-provision earnings from core operations quarter over quarter
• Income before income taxes excluding securities gains was $931,000
»
Asset quality improved
• Priority remains nonperforming loan reduction while pursuing best economic outcome
• Residential construction and land – most challenged portfolio down 18.6%
from 2Q 2010 to 3Q 2010

For the Three Months Ended								
	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09 ($ in thousands)	6/30/09	3/31/09	12/31/08	9/30/08
Loss before income taxes	$ 33,735	$ (30,577)	$ (10,441)	$ (3,676)	$ (2,304)	$ (20,697)	$ (4,039)	$ (26,484)	$ (54,883)
Add back (subtract)									
Provision for loan losses	18,128	43,946	21,130	19,002	15,539	39,507	15,563	30,353	52,700
Nonperforming asset expense (income)	1,538	4,055	4,938	8,453	2,295	224	754	(166)	1,398
(Gain) Loss on investment securities	(32,804)	(142)	(1,433)	(8,958)	(378)	(7,595)	(664)	2,399	0
Pre-tax, pre-provision earnings from core operations	$ 20,597	$ 17,282	$ 14,194	$ 14,821	$ 15,152	$ 11,439	$ 11,614	$ 6,102	$ (785)

	For the Three Months Ended								
	9/30/10	6/30/10	3/31/10	12/13/09	9/30/09 ($ in thousands)	6/1/09	3/31/09	12/31/08	9/30/08
Net Interest Income	$ 34,367	$ 34,676	$ 33,467	$ 32,810	$ 32,375	$ 30,380	$ 27,346	$ 24,414	$ 21,898
Non Interest Income	44,142	6,158	4,374	12,735	3,376	12,137	5,343	1,085	3,220
Add back (subtract)									
(Gain) Loss on investment securities	(32,804)	(142)	(1,433)	(8,958)	(378)	(7,595)	(664)	2,399	—
Revenue	$ 45,705	$ 40,694	$ 36,408	$ 36,587	$ 35,373	$ 34,922	$ 32,025	$ 27,898	$ 25,118

TaylorCapitalGroup

Non-GAAP Measures
of Performance
The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practice within the banking industry. Management uses certain non-GAAP financial measures to evaluate the Company’s financial performance and has provided the non-GAAP measure of pre-tax, pre-provision earnings from core operations and the non-GAAP measure of revenue. For the non-GAAP financial measure of pre-tax, pre-provision earnings from core operations, the provision of loan losses, nonperforming asset expense and certain non-recurring items, such as gains and losses on investment securities, are excluded from the determination of operating results.  The non-GAAP measure of revenue is calculated as the sum of net interest income and noninterest income less securities gains and losses. Management believes that these measures are useful because they provide a more comparable basis for evaluating financial performance from core operations period to period.
Schedules reconciling earnings in accordance with GAAP to the non-GAAP measurement of pre-tax, pre-provision earnings from core operations and revenue are provided below.